Exhibit 3.2

================================================================================

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                          AMENDED AND RESTATED BY-LAWS

                         As Adopted on February 11, 2002

================================================================================

                                TABLE OF CONTENTS

Article I.  Name, Location ....................................................1

Section  1.01  Name............................................................1
Section  1.02  Principal Office................................................1
Section  1.03  Seal............................................................1

Article II.  Stockholder Meetings..............................................1

Section  2.01  Annual Meetings.................................................1
Section  2.02  Special Meetings................................................1
Section  2.03  Notice of Meetings..............................................2
Section  2.04  Quorum..........................................................2
Section  2.05  Consent of Stockholders in Lieu of Meeting......................2

Article III.  Board of Directors...............................................2

Section  3.01  General Powers..................................................2
Section  3.02  Number and Term of Office.......................................2
Section  3.03  Election of Directors...........................................3
Section  3.04  Annual and Regular Meetings.....................................3
Section  3.05  Special Meetings; Notice........................................3
Section  3.06  Quorum; Voting..................................................4
Section  3.07  Action By Telephonic Communications.............................4
Section  3.08  Action Without A Meeting........................................4
Section  3.09  Resignations....................................................4
Section  3.10  Removal of Directors............................................4
Section  3.11  Vacancies and Newly Created Directorships.......................5
Section  3.12  Compensation....................................................5
Section  3.13  Liability of Directors..........................................5

Article VI.  Committees........................................................5

Section  4.01  General.........................................................5
Section  4.02  Notices of Times of Meetings of Committees
               and Presiding Officers..........................................6
Section  4.03  Powers..........................................................6
Section  4.04  Proceedings.....................................................6
Section  4.05  Quorum and Manner of Acting.....................................6
Section  4.06  Action By Telephonic Communications.............................7
Section  4.07  Absent or Disqualified Members..................................7
Section  4.08  Resignations....................................................7
Section  4.09  Removal.........................................................7
Section  4.10  Vacancies.......................................................7

Article V.  Officers...........................................................7

Section  5.01  Number..........................................................7
Section  5.02  Election, Term of Office and Qualifications.....................8
Section  5.03  Resignations....................................................8
Section  5.04  Removal.........................................................8
Section  5.05  Vacancies and Newly Created Offices.............................8
Section  5.06  Authority and Duties of Officers................................8
Section  5.07  The Chairman of the Board; Vice Chairman of the Board...........8
Section  5.08  The Chief Executive Officer.....................................8
Section  5.09  The President...................................................9
Section  5.10  The Vice Presidents.............................................9
Section  5.11  The Secretary...................................................9
Section  5.12  The Chief Financial Officer....................................10
Section  5.13  The General Counsel............................................11
Section  5.14  The Treasurer..................................................11
Section  5.15  Additional Officers............................................11
Section  5.16  Compensation...................................................12
Section  5.17  Surety  Bonds..................................................12

Article VI.  Execution of Instruments, Borrowing of Money and Deposit
             of Corporate Funds...............................................12

Section  6.01  General Provisions.............................................12
Section  6.02  Execution of Instruments.......................................12
Section  6.03  Corporate Indebtedness.........................................13
Section  6.04  Deposits.......................................................13
Section  6.05  Checks, Drafts, etc............................................14
Section  6.06  Sale, Transfer, etc., of Securities............................14
Section  6.07  Voting Upon Stock..............................................14

Article VII.  Capital Stock...................................................14

Section  7.01  Certificates of Stock..........................................14
Section  7.02  Transfer of Stock..............................................15
Section  7.03  Amount and Issuance............................................15

Article VIII.  Indemnification................................................15

Section  8.01  Nature of Indemnity for Directors and Officers.................15
Section  8.02  Nature of Indemnity for Employee and Agents....................16
Section  8.03  Limitations on Indemnities.....................................16
Section  8.04  Expenses to be Reimbursed......................................17
Section  8.05  Determination that Indemnification is Proper...................17
Section  8.06  Advance Payment of Expenses....................................17
Section  8.07  Survival.......................................................18
Section  8.08  Preservation of Other Rights...................................18

Section  8.09  Insurance......................................................18
Section  8.10  Severability...................................................18
Section  8.11  Procedure for Indemnification of Directors and Officers........19

Article IX.  General Provisions...............................................19

Section  9.01  Fiscal Year....................................................19
Section  9.02  Contributions..................................................19
Section  9.03  Waivers of Notice..............................................19
Section  9.04  Divisions......................................................20
Section  9.05  Dividends......................................................20

Article X. Amendments; Emergency By-Laws......................................20

Section 10.01 Amendments......................................................20
Section 10.02 Emergency By-Laws...............................................21

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                          (a Massachusetts corporation)

                          AMENDED AND RESTATED BY-LAWS

Article I. Name; Location

      Section 1.01 Name: The name of the Company is

                       John Hancock Life Insurance Company

      Section 1.02 Principal Office: The principal office of the Company shall be located at John Hancock Place, 200 Clarendon Street, Boston, Massachusetts; provided, however, that the Board of Directors shall be authorized to change the location of the principal office of the Company. The Company, in addition to its principal office, may establish and maintain such other offices and places of business as the Board of Directors or its designee may, from time to time, determine.

      Section 1.03 Seal: The corporate seal of the Company shall bear the name of the Company and the year of its incorporation. The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or Director of the Company shall have authority to affix the corporate seal of the Company to any document requiring the same.

Article II. Stockholder Meetings

      Section 2.01 Annual Meetings: The Annual Meeting of the stockholders of the Company, for the election of Directors and for the transaction of such other business as properly may come before such meeting, shall be held at the Company's principal office, immediately following the annual meeting of the Board of Directors of John Hancock Financial Services, Inc. or at such other date, time and place within six months after the end of the Company's fiscal year as shall be fixed from time to time by the Board of Directors and set forth in a notice of meeting given in accordance with these By-Laws.

      Section 2.02 Special Meetings: Special meetings of the stockholders may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer (or, in the event of his or her absence or disability, by the President) or by the Board of Directors. Notice of a special meeting shall be given in accordance with these By-Laws. Such special meetings of the stockholders shall be held at such places, within or without the Commonwealth of Massachusetts, as shall be specified in the notice of meeting or waivers of notice thereof.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 2.03 Notice of Meetings: The Secretary or an Assistant Secretary shall cause notice of the date, time, place and purpose(s) of each Annual Meeting or special meeting of stockholders to be mailed, delivered, electronically mailed or transmitted by facsimile at least seven (7) calendar days prior to the meeting, to each stockholder of record entitled to vote at his or her address as the same appears in the Company's records of stockholders at the time of such mailing. Notice of any meeting of stockholders need not be given to any stockholder who shall sign a written waiver thereof, whether before or after the meeting or to any stockholder who shall attend such meeting in person or by proxy. Notice of any adjourned meeting of the stockholders of the Company need not be given.

      Section 2.04 Quorum: Except as at the time otherwise required by statute or by the Articles of Organization, the presence at any stockholders' meeting, in person or by proxy, of the holders of record of shares of stock (of any class) entitled to vote at the meeting, aggregating a majority of the total number of shares of stock of all classes then issued and outstanding and entitled to vote at the meeting, shall be necessary and sufficient to constitute a quorum for the transaction of business.

      Section 2.05 Consent of Stockholders in Lieu of Meeting: Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any statute, by the Articles of Organization or by these By-Laws, the meeting and vote of stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

Article III. Board of Directors

      Section 3.01 General Powers: The property, affairs and business of the Company shall be managed by the Board of Directors. The Board of Directors may exercise all the powers of the Company, whether derived from law or the Articles of Organization, except such powers as are, by statute, by the Articles of Organization or by these By-Laws, vested solely in the stockholders of the Company.

      Section 3.02 Number and Term of Office: The Board of Directors shall consist of a number of Directors that shall be fixed from time to time by a majority of the Directors then in office; provided, however, that the Board shall at no time consist of

        John Hancock Life Insurance Company - Amended & Restated By-Laws fewer than three Directors, divided into not fewer than three classes, one class to be elected at each Annual Meeting of stockholders, for a term of three years; and provided, further, that at least one Director shall be an individual who is neither an officer nor a member of the Board of Directors of John Hancock Financial Services, Inc. or any of its other direct or indirect subsidiaries.

      Section 3.03 Election of Directors: Except as otherwise provided herein, the Directors shall be elected at the Annual Meeting of the stockholders. In the event of the failure to elect Directors at an Annual Meeting of the stockholders, then Directors may be elected at any regular or special meeting of stockholders entitled to vote for the election of Directors. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be chosen and elected by a majority of the votes cast at such election. Notwithstanding the foregoing, any vacancies in the Board of Directors occurring by enlargement of the Board or otherwise, may be filled by majority vote of the remaining Directors or at any Annual or special meeting of stockholders.

      Section 3.04 Annual and Regular Meetings: The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the Commonwealth of Massachusetts) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, to each Director who shall not have been present at the meeting at which such action was taken, addressed to him or her at his or her usual place of business, or shall be delivered to him or her personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

      Section 3.05 Special Meetings; Notice: Special meetings of the Board of Directors shall be held whenever called by the Chief Executive Officer (or, in the event of his or her absence or disability, by the President or any Vice President), or by the Chairman or Vice Chairman, if any, of the Board of Directors, at such place (within or without the Commonwealth of Massachusetts), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four (24) hours' notice, if notice is given to each Director personally or by telephone, including a voice messaging system, or other system or technology designed to record and communicate messages, telegraph, facsimile,

        John Hancock Life Insurance Company - Amended & Restated By-Laws electronic mail or other electronic means, or on five (5) days' notice, if notice is mailed to each Director, addressed to him or her at his or her usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

      Section 3.06 Quorum; Voting: A majority of the Directors then in office (but not less than one-third of the total number of Directors as then fixed by the Board of Directors) shall constitute a quorum at any meeting of the Board of Directors, but a lesser number may adjourn any meeting from time to time. When a quorum is present at any meeting of Directors, a majority of the Directors in attendance thereat shall, except where a larger vote is required by law, the Articles of Organization or these By-Laws, be authorized to decide any question brought before such meeting.

      Section 3.07 Action By Telephonic Communications: Participation of a Director by telephone or video conference, in accordance with applicable law, at any meeting of the Board of Directors shall constitute attendance of such Director at such meeting.

      Section 3.08 Action Without A Meeting: Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if, prior to such action, written resolutions or consents thereto are signed by all members of the Board, and such written resolutions or consents are filed with the minutes of proceedings of the Board.

      Section 3.09 Resignations: Any Director may resign at any time by delivering a written resignation to either the Chairman of the Board, or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

      Section 3.10 Removal of Directors: Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote for the election of such Director, at a special meeting of such stockholders called for the purpose, consistent with applicable law. Any vacancy in the Board of Directors caused by any removal may be filled by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in Section 3.11 hereof.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 3.11 Vacancies and Newly Created Directorships: If any vacancies shall occur in the Board of Directors, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies shall be filled by a majority of the Directors then in office, though less than a quorum. A Director elected to fill a vacancy shall hold office for the unexpired term of his or her predecessor and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. A Director elected to fill a newly created directorship shall hold office for the term remaining of the class to which he or she is elected and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. In lieu of filling any vacancy the Board of Directors may reduce the number of Directors pursuant to Section 3.02.

      Section 3.12 Compensation: The amount, if any, which each Director shall be entitled to receive as compensation for such Director's services as such shall be fixed from time to time by the Board of Directors.

      Section 3.13 Liability of Directors: No Director of the Company shall be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent that such exculpation from liability is not permitted by applicable law as the same exists or may hereafter be amended. A Director or a member of any Committee designated by the Board of Directors, in the performance of his or her duties, shall be fully protected in relying in good faith on the books of accounts or reports made to the Company by any of its officials, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors, or by any such Committee, or in relying in good faith upon other records of the Company. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Director for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

Article IV. Committees

      Section 4.01 General: The Board of Directors may designate a Committee of Finance and one or more other committees, each such committee to consist of such number of Directors, not less than two, as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such committee, who may replace any absent or disqualified member or members at any meeting of such committee. Thereafter, members (and alternate members, if any) of each such committee may be designated at the annual meeting of the Board of Directors or at any other time. Any such committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her

        John Hancock Life Insurance Company - Amended & Restated By-Laws successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

      Section 4.02 Notices of Times of Meetings of Committees and Presiding
Officers: Meetings of a committee shall be held upon call of the Chief Executive Officer, or upon call of the chairman of such committee or two members of such committee. Meetings of each committee may also be held at such other times as it may determine. A meeting of a committee shall be held at such place and upon such notice as shall be determined by the person or persons who call such meeting. Any such chairman, if present, or such member or members of each committee as may be designated by the Chief Executive Officer shall preside at meetings thereof or, in the event of the absence or disability of any thereof or failing such designation, the committee shall select from among its members present a presiding officer. Meetings of any committee may be attended by Directors who are not members of such committee unless the chairman of such committee requests otherwise.

      Section 4.03 Powers: Each committee of the Board of Directors shall have and may exercise such powers of the Board as shall be specified by the Board. An action by any such committee shall, for purposes of these By-Laws, and otherwise, be deemed to be the same as an action by the Board of Directors; provided, however, that no committee shall have or exercise any powers which may not be delegated to a committee under applicable law. Any committee may be granted by the Board of Directors power to authorize the seal of the Company to be affixed to any or all papers which may require it.

      Section 4.04 Proceedings: Each such committee may fix its own rules of procedure and may meet at such place (within or without the Commonwealth of Massachusetts), at such time and upon such notice, if any, as it shall determine from time to time. Each such committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

      Section 4.05 Quorum and Manner of Acting: At all meetings of any committee, the presence of members (or alternate members) constituting a majority of the members then serving on such committee shall constitute a quorum for the transaction of business, provided that the quorum for the Committee of Finance shall be the lesser of a majority or three (3) of its members. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such committee. Any action required or permitted to be taken at any meeting of any such committee may be taken without a meeting, if all members of such committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the committee. Notwithstanding anything to the contrary set forth in this Section
4.05 or elsewhere in these By-Laws, committees of two Directors may operate otherwise as determined by the Board of Directors.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 4.06 Action by Telephonic Communications: Members of any committee designated by the Board of Directors may participate in a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

      Section 4.07 Absent or Disqualified Members: In the absence or disqualification of a member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

      Section 4.08 Resignations: Any member (and any alternate member) of any committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any resignation from the Board of Directors shall automatically constitute a resignation from any committee on which such Director may serve.

      Section 4.09 Removal: Any member (and any alternate member) of any committee may be removed at any time, either for or without cause, by resolution adopted by the Board of Directors. Removal of a Director as such shall automatically constitute removal from any committees on which such Director may serve.

      Section 4.10 Vacancies: If any vacancy shall occur in any committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

Article V. Officers

      Section 5.01 Number: The officers of the Company shall be a Chief Executive Officer, President, one or more Vice Presidents, (including, without limitation, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Second Vice Presidents and Senior Managing Directors, or other positions of equivalent rank), as the Board of Directors may from time to time determine, a Clerk (also referred to herein as a Secretary), a Treasurer, a Chief Financial Officer, a General Counsel and such other officers as may be appointed in accordance with the provisions of Section 5.15 hereof. The Board of Directors may also elect from its own membership a Chairman of the Board of Directors and a Vice Chairman.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 5.02 Election, Term of Office and Qualifications: The officers (except such officers as may be appointed in accordance with the provisions of Section 5.15 hereof) shall be elected by the Board of Directors. Each officer shall hold office until the next ensuing annual meeting of the Board of Directors and until such officer's successor shall have been elected and qualified, or until such officer's death, or until such officer shall resign in the manner provided in Section 5.03 hereof, or shall have been removed in the manner provided in Section 5.04 hereof or until such officer's employment ceases. Any number of offices may be held by the same person. Each of the Chairman of the Board and the Vice Chairman, if any, shall be and remain a Director of the Company during his or her respective term of office. No other officer need be a Director.

      Section 5.03 Resignations: Any officer may resign at any time by delivering a written resignation to the Chief Executive Officer, the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

      Section 5.04 Removal: Any officer may be removed from office, either for or without cause, by the Board of Directors. Any officer or agent appointed in accordance with the provisions of Section 5.15 hereof may also be removed, either for or without cause, by the Chief Executive Officer, or any other officer upon whom such power of removal shall have been conferred by the Board of Directors.

      Section 5.05 Vacancies and Newly Created Offices: If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification or any other cause, or if a new office shall be created, then such vacancies or newly created offices may be filled by the Board of Directors or, in the case of any office created pursuant to Section 5.15 hereof, by any officer upon whom such power shall have been conferred by the Board of Directors.

      Section 5.06 Authority and Duties of Officers: Except as may otherwise be provided by the Board of Directors, the officers of the Company shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, provided that in any event each officer shall exercise such powers and perform such duties as may be required by law.

      Section 5.07 The Chairman of the Board; Vice Chairman of the Board: The Chairman of the Board shall preside at all meetings of the Board of Directors and of the stockholders. The Chairman shall perform such other duties as from time to time may be assigned by, and shall be responsible solely to, the Board of Directors. The Vice Chairman, if any, shall perform the duties of the Chairman in the Chairman's absence.

      Section 5.08 The Chief Executive Officer: The Chief Executive Officer shall have general control and supervision of the policies and operations of the Company and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall manage and administer the Company's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief

        John Hancock Life Insurance Company - Amended & Restated By-Laws executive officer of a corporation. He or she shall have the authority to sign, in the name and on behalf of the Company, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Company is affixed. He or she shall have the authority to cause the employment or appointment of such employees and agents of the Company as the conduct of the business of the Company may require, to fix their compensation, and to remove or suspend any such employee or agent. The Chief Executive Officer shall, in the absence of the Chairman of the Board and Vice Chairman, if any, preside at all meetings of the Board of Directors and at all meetings of stockholders. The Chief Executive Officer shall be vested with the powers, and perform the duties, of the Chairman of the Board in the absence of the Chairman and the Vice Chairman, if any. He or she shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

      Section 5.09 The President: The President, subject to the authority of the Chief Executive Officer, shall be the Chief Operating Officer of the Company and shall have primary responsibility for, and authority with respect to, the management of the day-to-day business and affairs of the Company. He or she shall have the authority to sign, in the name and on behalf of the Company, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Company is affixed. The President shall have the authority to cause the employment or appointment of such employees and agents of the Company as the conduct of the business of the Company may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the President. The President shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

      Section 5.10 The Vice Presidents: The Board of Directors may, from time to time, elect one or more Vice Presidents, (including, without limitation, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Second Vice Presidents and Senior Managing Directors or positions of equivalent rank). Each Vice President shall have such powers and perform such duties as from time to time may be assigned by the Board of Directors, the Chief Executive Officer or the President. Any Vice President may sign (unless the President or another Vice President shall have signed) certificates representing stock of the Company the issuance of which shall have been authorized by the Board of Directors.

      Section 5.11 The Secretary: The Secretary shall have the following powers and duties:

        John Hancock Life Insurance Company - Amended & Restated By-Laws

            (a) The Secretary shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

            (b) The Secretary shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by statute.

            (c) The Secretary shall be the custodian of the seal of the Company and cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the Company prior to the issuance thereof and to all instruments the execution of which on behalf of the Company under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he or she may attest the same.

            (d) The Secretary shall have charge of the stock books of the Company and cause the stock and transfer books to be kept in such manner as to show at any time the amount of the stock of the Company of each class issued and outstanding, the names and the addresses of the holders of record thereof, the number of shares held by each holder and the time when each became such holder of record.

            (e) The Secretary shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing stock of the Company the issuance of which shall have been authorized by the Board of Directors.

            (f) The Secretary shall perform, in general, all duties incident to the office of Secretary and such other duties as are given to the Secretary by these By-Laws or as from time to time may be assigned by the Board of Directors, the Chief Executive Officer, the President or the General Counsel.

      Section 5.12 The Chief Financial Officer: The Chief Financial Officer shall have the following powers and duties:

            (a) He or she shall be the principal financial and accounting officer of the Company and shall be responsible for all financial and operating statements, tax reports and returns, and reports to government agencies.

            (b) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Company, and shall keep or cause to be kept full and accurate records of all receipts of the Company.

            (c) He or she shall cause the moneys and other valuable effects of the Company to be deposited in the name and to the credit of the Company in such

        John Hancock Life Insurance Company - Amended & Restated By-Laws banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 6.04 of these By-Laws.

            (d) He or she shall cause the moneys of the Company to be disbursed by checks or drafts (signed as provided in Section 6.05 of these By- Laws) upon the authorized depositaries of the Company and cause to be taken and preserved proper vouchers for all moneys disbursed.

            (e) He or she shall render to the Board of Directors, the Chief Executive Officer or the President, whenever requested, a statement of the financial condition of the Company and of all his or her transactions as Chief Financial Officer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

            (f) He or she shall be empowered from time to time to require from all officers or agents of the Company reports or statements giving such information as he or she may desire with respect to any and all financial transactions of the Company.

            (g) He or she may sign (unless the Treasurer, an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Company, the issuance of which shall have been authorized by the Board of Directors.

            (h) He or she shall perform, in general, all duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or the President.

      Section 5.13 The General Counsel: The General Counsel shall be the principal legal officer of the Company and shall be responsible for all legal affairs of the Company. He or she shall perform all other duties as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or the President.

      Section 5.14 The Treasurer: The Treasurer shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Chief Financial Officer. In the absence of the Chief Financial Officer, the duties of the Chief Financial Officer may be performed and his or her powers may be exercised by the Treasurer; subject in any case to review and superseding action by the Board of Directors or the Chief Executive Officer or the President.

      Section 5.15 Additional Officers: The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Chairman of the Board, the Chief Executive Officer or the President may appoint additional officers

        John Hancock Life Insurance Company - Amended & Restated By-Laws to hold office at the pleasure of the appointing officer. Such officers may include members of the Chairman's Staff or the President's Staff, Department Heads or members of the staff of a Sector or Department Head, who are not elected officers. Such an appointed officer shall have such powers and duties as may be assigned by the Chairman of the Board, the Chief Executive Officer or the President or by his or her Sector or Department Head. The Board of Directors from time to time may delegate to any other officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer appointed by him or her, for or without cause.

      Section 5.16 Compensation: The salaries of the Chairman of the Board and all other officers of the Company shall be fixed in a manner as determined by the Board of Directors.

      Section 5.17 Surety Bonds: In case the Board of Directors shall so require, any officer or agent of the Company shall execute to the Company a bond in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the Company, including responsibility for negligence and for the accounting for all property, moneys or securities of the Company which may come into his or her possession.


Article VI. Execution of Instruments, Borrowing of Money and Deposit of
            Corporate Funds

      Section 6.01 General Provisions: The Chief Executive Officer, the President, any Vice President (including, without limitation, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Second Vice Presidents and Senior Managing Directors or positions of equivalent rank), the Secretary, any Assistant Secretary, the Chief Financial Officer, the Treasurer or any Assistant Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. The Board of Directors, the Chief Executive Officer or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Company. Any such authorization may be general or limited to specific contracts or instruments.

      Section 6.02 (a) Execution of Instruments: Except as otherwise provided by the Board of Directors, and in addition to the provisions of the foregoing
Section 6.01, each of the following officers or employees of the Company (i) the Chairman of the Board, the President, the Vice Chairman of the Board, the Chief Financial Officer, the Chief Investment Officer, the Chief Administrative Officer, the General Counsel, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, any Vice President, any Second Vice President, any Executive Managing Director, the Treasurer, any Assistant Treasurer, or any Treasury Officer, (ii) any Senior Managing

        John Hancock Life Insurance Company - Amended & Restated By-Laws

Director, any Managing Director, any Director or any other employee of the Bond and Corporate Finance Group of the Investment Sector (or any successor thereto) holding a title of equivalent rank or (iii) any Senior Investment Officer, any Investment Officer or any other employee of the Real Estate Investment Group of the Investment Sector (or any successor thereto) holding a title of equivalent rank, or any one of them, is hereby authorized to execute and seal with the corporate seal, acknowledge and deliver any and all instruments required in connection with any investment, sale or loan authorized by or pursuant to authority granted by the Committee of Finance. In addition, the Chairman of the Board, the Chief Financial Officer or the Chief Investment Officer, may at their discretion designate and authorize any employee of the Company to execute and seal with the corporate seal, acknowledge and deliver any and all instruments required in connection with any investment, sale or loan authorized by or pursuant to authority granted by the Committee of Finance.

      (b) Except as otherwise provided by the Board of Directors, each of the Chairman of the Board, the President, the Vice Chairman of the Board, the Chief Financial Officer, the Chief Investment Officer, the Chief Administrative Officer, the General Counsel, the Senior Executive Vice Presidents, the Executive Vice Presidents, the Senior Vice Presidents, the Vice Presidents, the Second Vice Presidents, the Executive Managing Directors, the Senior Managing Directors, the Secretary and the Assistant Secretaries, or any one of them, is hereby authorized to waive, alter, modify or change any of the conditions or provisions of any policy or contract issued by the Company and to execute or modify any contract of reinsurance; such authority shall be exercised only with the approval of or in accordance with the policy established by the Policy Committee.

      Section 6.03 Corporate Indebtedness: No loans or advances shall be made by the Company to others, or contracted on behalf of the Company, and no negotiable paper shall be issued in its name, unless and except as authorized by the Board of Directors, or a committee thereof, or the Chief Executive Officer. Any such authorization may be general or confined to specific instances. Any officer of the Company thereunto so authorized may effect loans and advances by or to the Company, and may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Company. Any officer of the Company thereunto so authorized may pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Company any and all stocks, bonds, other securities and other personal property at any time held by the Company, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

      Section 6.04 Deposits: Any funds of the Company may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, or a committee thereof, or the Chief Executive Officer, or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer to make such determination.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 6.05 Checks, Drafts, etc.: All notes, drafts, bills of exchange, acceptances, checks, endorsements and other evidences of indebtedness of the Company and its orders for the payment of money shall be signed by such officer or officers or such agent or agents of the Company, and in such manner, as the Board of Directors, or a committee thereof, from time to time may determine.

      Section 6.06 Sale, Transfer, etc., of Securities: Subject to the limitation contained in these By-Laws, and except as otherwise provided by the Board of Directors, the Chairman of the Board, the President, the Chief Financial Officer or any Vice President (including, without limitation, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Second Vice Presidents, Executive Managing Directors and Senior Managing Directors or positions of equivalent rank), the Treasurer, the Secretary, an Assistant Treasurer or a Treasury Officer of the Company with the approval in writing of the Treasurer, the Controller, the Auditor, an Associate Auditor or an Assistant Auditor is hereby authorized to do any and all things necessary to assign or transfer any stock in any corporation or any bonds, debentures, notes or other evidences of indebtedness now or hereafter owned by or standing in the name of the Company, and may make, execute and deliver in the name of and as the act of the Company, under its corporate seal, any and all instruments in writing necessary or proper to carry such sales, transfers, endorsements and assignments into effect.

      Section 6.07 Voting Upon Stock: Unless otherwise ordered by the Board of Directors, the President, the Chief Financial Officer, Treasurer or any Vice President (including, without limitation, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Second Vice Presidents, Executive Managing Directors and Senior Managing Directors or positions of equivalent rank) shall have full power and authority on behalf of the Company to attend and to act and to vote, or in the name of the Company to execute proxies to vote, at any meeting of stockholders of any corporation in which the Company may hold stock, and at any such meeting shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may, from time to time, confer like powers upon any other person or persons.

Article VII. Capital Stock

      Section 7.01 Certificates of Stock: (a) Every holder of stock in the Company shall be entitled to have a certificate, signed by, or in the name of the Company by, the Chairman of the Board or Vice Chairman, if any, or the President or any Vice President and by the Treasurer or any Assistant Treasurer, certifying the number of shares owned by such stockholder in the Company.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      (b) Certificates representing shares of stock of the Company shall be in such form as shall be approved by the Board of Directors.

      (c) There shall be entered upon the stock books of the Company at the time of issuance of each share the number of the certificate issued, the name of the person owning the shares represented thereby, the number and class of such shares, and the date of issuance thereof. Every certificate exchanged or returned to the Company shall be marked "Cancelled", with the date of cancellation.

      Section 7.02 Transfer of Stock: (a) Transfers of shares of the stock of the Company shall be made on the books of the Company by the holder of record thereof, in person or by the holder's attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the Secretary of the Company or with any of its transfer agents, upon surrender of the certificate or certificates properly endorsed or accompanied by proper instruments of transfer, representing such shares.

      (b) The Company shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by applicable law.

      Section 7.03 Amount and Issuance: The total number of shares and the par value, if any, of each class of stock which the Company is authorized to issue shall be stated in the Company's Articles of Organization. The Board of Directors may at any time issue all or from time to time any part of the unissued capital stock of the Company from time to time authorized under the Articles of Organization, and may determine, subject to any requirements of law, the consideration for which stock is to be issued and the manner of allocating such consideration between capital and surplus.

Article VIII. Indemnification

      Section 8.01. Nature of Indemnity for Directors and Officers: The Company shall indemnify any person who is or was or has agreed to become a Director or Officer of the Company and who was, is or may be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of (i) any action alleged to have been taken or omitted in such capacity, (ii) activities with a non-profit organization, or pro bono or volunteer services, which services have been requested or endorsed by the Company or (iii) service at the Company's request with respect to any employee benefit plan. In addition, the Company shall indemnify any person, whether or not such person is or was a Director or Officer of the Company, who is or was serving or has agreed to serve at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise in which the Company has a financial interest, direct or indirect, and who was,

        John Hancock Life Insurance Company - Amended & Restated By-Laws is or may be made a party to any Proceeding by reason of any action alleged to have been taken or omitted in such capacity.

      Any indemnification of an individual pursuant to this Section 8.01 (unless ordered by a court) shall be made by the Company, unless a determination is made that the individual failed to act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided that, to the extent that a present or former director or officer of the Company or of another entity covered under this Section 8.01 has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      Notwithstanding the foregoing, the Company shall not be obligated to indemnify a director or officer of the Company or of another entity covered under this Section 8.01 in respect of a Proceeding (or part thereof) instituted by such director or officer, unless such Proceeding (or part thereof) has been authorized by the Board of Directors.

      Section 8.02 Nature of Indemnity for Employees and Agents: The Company may indemnify any person who is or was or has agreed to become an employee or agent of the Company, or who is or was serving or has agreed to serve at the request of the Company as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise in which the Company has a financial interest, direct or indirect, and who was or is or may be made a party to a Proceeding by reason of (i) any action alleged to have been taken or omitted in such capacity, (ii) activities with a non-profit organization, or pro bono or volunteer services, which services have been requested or endorsed by the Company or (iii) service at the Company's request with respect to any employee benefit plan. Any indemnification of a present or former employee or agent under this Section 8.02 (unless ordered by a court) may be made by the Company, unless a determination is made that the present or former employee or agent failed to act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

      Section 8.03 Limitation on Indemnities: In the case of an action or suit by or in the right of the Company to procure a judgment in its favor against any person described in Sections 8.01 and 8.02 above, (i) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit and
(ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      No indemnification shall be provided for a person with respect to any matter as to which he or she shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

      Section 8.04 Expenses to be Reimbursed: Without limitation, any indemnification provided by the Company pursuant to Section 8.01 shall cover, or with respect to an indemnification provided pursuant to Section 8.02, may cover, judgments, fines, court costs, reasonable attorneys' fees and the cost of reasonable settlements, to the extent such expenses are actually and reasonably incurred in connection with the Proceeding.

      Section 8.05 Determination that Indemnification is Proper: Any indemnification of a present or former director or officer of the Company or of another entity under Section 8.01 hereof (unless ordered by a court) shall be made by the Company unless a determination is made that indemnification of the present or former director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section
8.01. Any indemnification of a present or former employee or agent of the Company or of another entity under Section 8.02 hereof (unless ordered by a court) may be made by the Company unless a determination is made that indemnification of the present or former employee or agent is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 8.02. Any such determination shall be made, with respect to a person who is a Director or Officer of the Company at the time of such determination, (1) by a majority vote of the Directors of the Company who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum, or (3) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

      The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

      Section 8.06 Advance Payment of Expenses: Expenses (including attorneys' fees) incurred by a director or officer described in Section 8.01 in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it should be determined that such person is not entitled to be indemnified by the Company as authorized in this Article. Such expenses (including attorneys' fees) incurred by employees or agents described in Section 8.02 in defending

        John Hancock Life Insurance Company - Amended & Restated By-Laws any Proceeding may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The Board of Directors may authorize the Company's counsel to represent any director, officer, employee or agent in any action, suit or proceeding, whether or not the Company is a party to such action, suit or proceeding.

      Section 8.07 Survival: The foregoing indemnification provisions shall be deemed to be a contract between the Company and each director, officer, employee and agent who serves in any such covered capacity at any time while these provisions, as well as the relevant provisions of any applicable law, are in effect. Any repeal or modification of these provisions or applicable law shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Rights arising under this Article may not be modified retroactively without the consent of any affected director, officer, employee or agent or former director, officer, employee or agent.

      Section 8.08 Preservation of Other Rights: The indemnification provided under this Article VIII shall not be deemed exclusive of any other rights to which any person may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Section 8.09 Insurance: The Company may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a Director, Officer, employee or agent of the Company, or is or was serving or has agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person's behalf in any capacity, or arising out of such person's status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article VIII.

      Section 8.10 Severability: If this Article VIII or any portion hereof shall be invalidated on any ground by any court, then the Company shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Company as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Company, to the fullest extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 8.11 Procedure for Indemnification of Directors and Officers: Any indemnification of a director or officer pursuant to these By-Laws, or advance of costs, charges and expenses to a director or officer under Section 8.06 of these By-Laws, shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If the Company denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article VIII shall be enforceable by the director or officer in a court of law. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Company. It shall be a defense to any action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 8.06 of these By-Laws where the required undertaking of repayment, if any, has been received by the Company) that the claimant has not met the standard of conduct requiring indemnification by the Company, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in
Section 8.01 of these By-Laws, nor the fact that there has been an actual determination by the Company (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.


Article IX. General Provisions

      Section 9.01 Fiscal Year: The fiscal year of the Company shall be the calendar year.

      Section 9.02 Contributions: The Directors may, subject to the limits and restrictions imposed by law and subject to such rules and regulations consistent with law that they may make, make contributions of such sums of money as they determine to be reasonable for public welfare or for charitable, scientific or educational purposes.

      Section 9.03 Waivers of Notice: Whenever any notice is required to be given by law, or under the provisions of the Articles of Organization or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor

        John Hancock Life Insurance Company - Amended & Restated By-Laws the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

      Section 9.04 Divisions: The Chairman of the Board acting in concert with the Chief Executive Officer shall from time to time establish and define the functions of such sectors, departments and divisions thereof as may be deemed desirable for the proper and efficient management of the Company.

      Subject to the executive authority of the Chairman of the Board and/or the Chief Executive Officer, Sector and Department Heads or in their absence their respective assistants shall have full responsibility and equivalent authority for the functions assigned to them, subject to the action of the appropriate committees and the Board.

      Section 9.05 Dividends: (a) Subject to any applicable provisions of law, dividends upon the shares of the Company may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Company's capital stock.

      (b) A member of the Board of Directors, and each member of any committee designated by the Board of Directors, shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, as to the value and amount of the assets, liabilities and/or net profits of the Company, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.


Article X. Amendments; Emergency By-Laws

      Section 10.01 Amendments: All By-Laws of the Company, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new By-Laws may be made, either:

            (a) By the affirmative vote of the holders of record of a majority of the outstanding shares of stock of the Company entitled to vote, given at any annual or special meeting, the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law; or

            (b) By the Board of Directors, except as to By-Laws that, in accordance with applicable law, the Articles of Organization or these By-Laws, are subject to amendment, alteration or repeal only by vote of the stockholders.

        John Hancock Life Insurance Company - Amended & Restated By-Laws

      Section 10.02 Emergency By-Laws: The Board of Directors may adopt additional or alternative By-Laws or provisions hereof to be operative during an emergency in the manner contemplated by and subject to applicable law.

--------------------------------

        John Hancock Life Insurance Company - Amended & Restated By-Laws